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                                                                 EXHIBIT 99.7

                          CONSENT OF DIRECTOR NOMINEE

        I hereby consent to being named as a nominee to the Board of Directors of Lucent Technologies Inc., a Delaware corporation, in its Registration Statement on Form S-1 (Registration No. 333-00703) and any amendments thereto, with the Securities and Exchange Commission.

March 18, 1996                            Signed: /s/ EPHRAIM M. BRECHER
                                                  Ephraim M. Brecher